SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

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American Independence Funds Trust
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American Independence Funds Trust

American Independence Core Plus Fund

230 Park Avenue, Suite 534

New York, NY 10169

(866) 410-2006

www.aifunds.com

August 5, 2013

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of the American Independence Core Plus Fund, a separate investment series of the Trust, (the “Fund”), to be held at 10:00 a.m. (Eastern time) on August 28, 2013 at the Trust’s offices located at 230 Park Avenue, Suite 534, New York, NY 10169. The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of a new investment sub-advisory agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC on behalf of the Fund; and
  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

On December 19, 2012, Boyd Watterson Asset Management, LLC (“BWAM”), the Sub-Adviser to the Fund, a wholly owned subsidiary of Titanium Asset Management Corporation (“TAM”), announced a transaction whereby TAMCO Holdings, LLC (“TAMCO”) purchased the shares of TAM held by Clal Finance Ltd. Following the purchase, TAMCO and its affiliates hold total beneficial interests in 11,920,569 shares of common stock of TAM, representing approximately 57.8% of the issued and outstanding shares.

This transaction will not result in material changes to the day-to-day management of the Fund or any increase in fees. For example, the portfolio managers of the Fund will remain the same. However, for legal reasons, the transaction terminated the investment sub-advisory agreement with American Independence Financial Services, LLC, the Fund’s Adviser. Therefore, shareholders of the Core Plus Fund are being asked to approve a new Sub-Advisory Agreement which is substantially identical to the previous agreement.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

American Independence Funds Trust

American Independence Core Plus Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 230 Park Avenue, Suite 534, New York, NY  10169, on August 28, 2013 at 10:00 a.m. (Eastern time) for the following purposes:

1.      To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC on behalf of the Core Plus Fund (herein after referred to as the “Fund”); and

2.      To transact such other business as may properly come before the Meeting, or any adjournments thereto.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” the proposal. The matter referred to above is discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on July 23, 2013, as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Eric M. Rubin

President

American Independence Funds Trust

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

ii

American Independence Funds Trust

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 28, 2013

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the “Board”) of American Independence Funds Trust (the “Trust”) with respect to the American Independence Core Plus Fund (the “Fund”) for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on August 28, 2013, at the Trust’s offices at 230 Park Avenue, Suite 534, New York, NY  10169, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the American Independence Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to the Proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about August 8, 2013. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates or a professional solicitation organization, may solicit proxies by telephone, facsimile or personally, at no extra cost to shareholders. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUND.”)

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of the Fund is entitled to one vote on the proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than the proposal set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted “FOR” the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

The proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board has fixed the close of business on July 23, 2013, as the record date (the “Record Date”) for determining holders of Fund shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUND” for record date shares of the Fund.

_____________________

PROPOSAL 1 – Approval of New Investment Sub-Advisory Agreement between American Independence Financial Services, LLC (“American Independence”) and Boyd Watterson Asset Management, LLC (“BWAM” or “Investment Sub-Adviser”) on behalf of the Core Plus Fund

Shareholders of the Core Plus Fund are being asked to approve a Proposed Sub-Advisory Agreement with BWAM (the “New Investment Sub-Advisory Agreement”) as a result of a change of control of the Investment Sub-Adviser. At a Board meeting held on January 11, 2013, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved a New Investment Sub-Advisory agreement between American Independence and BWAM with respect to the Core Plus Fund (the “Fund”) subject to the approval of the Fund’s shareholders. Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser.  Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the investment manager or a sub-adviser.

The Board is recommending the approval of the New Investment Sub-Advisory Agreement for the Fund. Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser, or any of its affiliated persons, may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Background

On December 19, 2012, Titanium Asset Management Corp. (“TAM” or the “Company”) announced that as of December 18, 2012, TAMCO Holdings, LLC (“TAMCO”), an entity principally owned and controlled by the senior management of the Company, including Robert Brooks and Brian Gevry who are directors of the Company, acquired all shares of common stock held by Clal Finance Ltd. (“Clal”). Clal owned 51.3% of the outstanding voting securities of the Company, and following the purchase, TAMCO and its affiliates now hold total beneficial interests of approximately 57.8% of the issued and outstanding shares, a controlling interest in the Company.  BWAM is a wholly owned subsidiary of the Company; therefore, this transaction resulted in change in control of BWAM.

Given that the change in control has occurred, under Section 15(f) of the 1940 Act, as explained above, the Sub-Adviser may not receive compensation until a new sub-advisory agreement is approved. Since December 19, 2012, the effective date of the Transaction, BWAM has not received compensation either directly or indirectly from the Fund and the Fund’s net operating expenses have been reduced by the net sub-advisory fees until such approval by shareholders of the New Investment Sub-Advisory Agreement.  The Sub-Adviser will not be able to recoup the fees lost for the period starting December 19, 2012 through the shareholder Meeting date or postponement thereof provided a majority of outstanding shareholders have approved the proposal. BWAM agreed to provide its sub-advisory services without fee for this period for two primary reasons. First, under the old agreement, BWAM was waiving a substantial portion of its sub-advisory fee to keep the expense cap below the contractual expense limitation. Second, BWAM understood that given the timing of the change in control, coupled with the press on IDB Holdings that it made sense for American Independence, the Funds, and the Board to monitor the situation before committing to a new agreement. The services rendered to the Fund by the Investment Sub-Adviser have not changed. The Transaction terminated the previous investment advisory agreement between the Investment Sub-Adviser and American Independence (the “Previous Investment Sub-Advisory Agreement”) and therefore, shareholders are being asked to approve a new substantially identical agreement.

How does Proposal 1 affect shareholders of the Fund?

The Transaction is not expected to result in material changes to the day-to-day management and operations of the Fund. For example, the portfolio managers of the Fund are expected to remain the same.  However, the Transaction has resulted in a “change in control” of the Investment Sub-Adviser within the meaning of the 1940 Act.  This automatically terminated the Previous Investment Sub-Advisory Agreement between American Independence and BWAM. The fee rate under the New Investment Sub-Advisory Agreement is identical to that under the Previous Investment Sub-Advisory Agreement. Services will also remain substantially the same.

Terms of the New Sub-Advisory Agreement

It is proposed that the Adviser and Boyd Watterson Asset Management, LLC, on behalf of the Fund, enter into the New Sub-Advisory Agreement, to become effective upon the date of shareholder approval. Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the New Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of New Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement on January 11, 2013.

The terms of the New Sub-Advisory Agreement are the same in all material respects as the terms of the Previous Sub-Advisory Agreement, which was last approved by the Trust's Board of Trustees, including a majority of the Trustees who were not parties to such Agreement or interested persons of such parties, at a meeting held on June 25, 2010 and subsequently approved by a majority of outstanding shareholders at a meeting held April 27, 2011. The Previous Sub-Advisory Agreement had a two-year term from the last shareholder approval date, with maximum terms of one year thereafter, provided that each such continuance was approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

A copy of the form of the New Sub-Advisory Agreement is attached as Appendix A to this Proxy.  The Previous Investment Sub-Advisory Agreement provides for fees payable to BWAM for its sub-advisory services at the rate 0.20% per annum, less any fee waivers and reimbursements. Such fees are paid by American Independence from the Advisory Fees received from the Fund. There is no proposed change to the previous sub-advisory fee rate.

Approval of New Investment Sub-Advisory Agreement by the Board of Trustees

At a meeting held January 11, 2013, the Board unanimously approved the New Investment Sub-Advisory Agreement, including all of the Independent Trustees. In addition, at a meeting held June 14, 2013 (the “2013 Contract Renewal Meeting”), the Board, including the Independent Trustees, reviewed certain materials and re-approved the New Investment Sub-Advisory Agreement, pending approval by the Fund’s shareholders, and also approved the Advisory Agreement and Expense Limitation Agreement between the Fund and American Independence.

In determining whether or not it was appropriate to approve the New Investment Sub-Advisory Agreement and to recommend their approval to the shareholders, the Board, including the Trustees who are not interested persons of American Independence, considered various materials and representations provided by American Independence and BWAM, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from American Independence that was provided in connection with the 2013 Contract Renewal Meeting in addition to the information provided at the at the January 11, 2013 meeting.

Information considered by the Trustees included, among other things, the following: (1) representation that the same persons responsible for management of the Fund under the Previous Investment Sub-Advisory Agreement  are currently expected to continue to manage the Fund under the New Investment Sub-Advisory Agreement; (2) that the total compensation to be paid by the Fund under the New Investment Sub-Advisory Agreement is the same as the compensation paid under the Previous Sub-Advisory Agreement; (3) American Independence’s and BWAM’s representation that each will keep any existing expense limitation agreement in effect; (4) that the terms and conditions of the New Investment Sub-Advisory Agreement are substantially identical to those of the Previous Sub-Advisory Agreement; and (5) the commitment of American Independence and BWAM that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders.

Further, at the 2013 Contract Renewal Meeting, the Board reached its determinations with respect to the New Investment Sub-Advisory Agreement, based on the following factors: (1) the quality of BWAM’s investment advisory and other services; (2) BWAM’s investment management personnel; (3) BWAM’s operations and financial condition; (4) BWAM’s brokerage practices (including any soft dollar arrangements and any benefits BWAM would receive from its relationship with the Fund); (5) the level of the fees that BWAM charges compared with the fees charged to comparable mutual funds or accounts; (6) the Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether American Independence and BWAM had waived or reimbursed any fees; (8) the level of BWAM’s profitability including the anticipated impact to its profitability under its relationship with the Fund; (9) BWAM’s compliance systems; (10) BWAM’s policies on compliance procedures for personal securities transactions; (11) BWAM’s reputation, expertise and resources in the financial markets; and (12) the Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by American Independence and BWAM to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of American Independence and BWAM and their affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, and the difficulty of forecasting its effect on the profitability of American Independence and BWAM. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit American Independence and BWAM by reducing the expenses American Independence and BWAM must reimburse to the Fund, rather than directly benefiting the Fund by reducing their net expenses.

In reaching their conclusion with respect to the approval of the New Investment Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of American Independence and BWAM to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, American Independence and BWAM in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the New Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board unanimously approved the BWAM Sub-Advisory Agreement and voted to recommend approval by the Fund’s shareholders with respect to the New Sub-Advisory Agreement.

If shareholders approve the New Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About BWAM

Boyd Watterson Asset Management, LLC is headquartered at 1801E. 9th St., Suite 1400, Cleveland, Ohio 44114. BWAM managed $4.8 billion as of June 30, 2013. BWAM is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202.

The BWAM Fixed Income investment team of Brian Gevry, James Shirak, Gregory Cobb and David Dirk is jointly and primarily responsible for the day-to-day management of the Fund. Their biographical information is set forth below.

Portfolio Managers.

Brian L. Gevry, CFA. Mr. Gevry is the Chief Investment Officer at Titanium Asset Management Company and the Chief Executive Officer at BWAM.  Mr. Gevry joined Duff and Phelps Investment Management Company (BWAM’s predecessor) in 1991 and has 19 years’ experience working in the investment industry.  He currently manages the investment staff and the multiple offices of Titanium Asset Management Company and its subsidiaries.  Mr. Gevry is a CFA charterholder and is a member of the CFA Society of Cleveland and the CFA Institute. Mr. Gevry earned his BA from Cleveland State University and an MBA from Case Western Reserve University.

James R. Shirak.  Mr. Shirak is an Executive Vice President and the Deputy Chief Investment Officer at BWAM.  Mr. Shirak joined BWAM in 2000 and has 47 years’ experience working in the investment industry.  Prior to joining BWAM, he was the Managing Director of Fixed Income at Sterling Asset Management, Co., Fixed Income Portfolio Manager at BP America, Inc., and Senior Investment Officer at Republic Steel and Lincoln National Corp.  Mr. Shirak is an affiliated member of the CFA Society of Cleveland and the CFA Institute and a member and past President of the Bond Club of Cleveland. Mr. Shirak earned his BA from Ohio University and an MBA from Ohio University

Gregory H. Cobb. Mr. Cobb is an Executive Vice President and the Lead Fixed Income Strategist at BWAM.  Mr. Cobb joined Sovereign Advisers in 1999 which subsequently merged into BWAM on January 1, 2011.  At Sovereign Advisers, Mr. Cobb was a managing director and the chief investment officer of the firm.  He has more than 20 years’ experience working in the investment industry.  Prior to joining Sovereign Advisers, he was a senior portfolio manager for the fixed-income divisions of Bank of America, Trusco Capital Management and Barnett Banks.  Mr. Cobb is an affiliated member of the CFA Society of North Carolina and the CFA Institute.  Mr. Cobb earned his BA degree in economics from the University of North Carolina at Chapel Hill where he also pursued post-graduate studies in economics and finance.

David M. Dirk, CFA. Mr. Dirk is a Senior Vice President and the Director of Portfolio Management and Trading at BWAM.  Mr. Dirk joined BWAM in 1996 and has 14 years’ experience working in the investment industry.  Mr. Dirk is a senior fixed income strategist and portfolio manager at BWAM.  He is a CFA charterholder and is a member of the CFA Society of Cleveland and the CFA Institute.  Mr. Dirk earned his BA from Baldwin-Wallace College and an MBA from Case Western Reserve University.

Additional Information Regarding BWAM

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of BWAM is set forth in below. For further information regarding BWAM, please see www.boydwaterson.com.

Name*	Title or Status
Clyde E. Bartter	Vice Chairman
Timothy M. Hyland	Senior Executive Vice President
Brian L. Gevry	CEO / Chief Investment Officer
Michael E. Bee	Senior Executive Vice President
James R. Shirak	Executive Vice President
James A. Waler	Executive Vice President/Chief Operations Officer
John L. Walsh	Chief Compliance Officer
Titanium Asset Management Corp.	Member
Robert E. Kelly	Vice Chairman

*The address for all of the above is 1801 East 9th Street, Suite 1400, Cleveland, OH 33113, except for Titanium Asset Management Corp. and Robert E. Kelly, both residing at 777 E. Wisconsin Ave., Milwaukee, WI 53202.

Other Funds Advised by BWAM. As of the Record Date, BWAM does not act as investment adviser with respect to another registered investment company having similar investment objectives as the Fund.

Relationships with the Fund. No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of BWAM or has any material direct or indirect interest in BWAM or any other person controlling, controlled by or under common control with BWAM.

During the fiscal year ended October 31, 2012, the Fund paid no commissions to brokers affiliated with BWAM.

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with the Proposal will be borne by both the Adviser and BWAM and its affiliates.

Vote Required for Proposal 1

Shareholders of the Core Plus Fund who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR  THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

_____________________

ADDITIONAL INFORMATION ABOUT THE FUND

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of the Fund. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of the Fund were those listed in Appendix B.

Each share of the Fund is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares owned as of the Record Date. For the Fund, as of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets
Core Plus Fund	6,516,856	$70,913,674

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by American Independence, including any additional solicitation made by letter or telephone.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of American Independence and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the Proposal, the persons named as proxies will vote in favor of such adjournment with respect to the Proposal those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment with respect to the Proposal those proxies required to be voted against the Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting.  Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

Core Plus Fund’s Distributor

Matrix Capital Group, Inc., which is located at 242 E 72 Street, New York, NY 10021, serves as the Distributor for the Fund pursuant to a Distribution Agreement with the Trust.

Fund Administration

American Independence Financial Services, LLC, located at 230 Park Avenue, Suite 534, New York, NY 10169, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. American Independence also provides the Trust with office space, facilities and business equipment and generally administers the Core Plus Fund’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund.

American Independence has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Core Plus Fund pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Core Plus Fund’s most recent fiscal year, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, American Independence or BWAM, or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ Theresa Donovan
Theresa Donovan
Secretary American Independence Funds Trust

August 5, 2013

APPENDIX A

[Form of]

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this ___ day of __________, 2013 by and between American Independence Financial Services, LLC (the "Adviser"), and Boyd Watterson Asset Management, LLC (the “Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware

business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained American Independence Financial Services, LLC (American Independence) to provide the Trust with business and asset management services for the Core Plus Fund (the "Fund"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Fund;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Fund, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will instruct the Trust's Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

2. Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to each Fund’s transactions as they may reasonably request.

3. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the Funds during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

4. Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

5. Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

7. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

9. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fails to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Boyd Watterson Asset Management, LLC	American Independence Financial Services, LLC
By:	By:
Title:	Title:

Schedule A

to the

Investment Sub-Advisory Agreement

between

American Independence Financial Services, LLC

and

Boyd Watterson Asset Management, LLC

For the

Core Plus Fund

American Independence Financial Services, LLC shall pay compensation to Boyd Watterson Asset Management pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:

0.20% of the monthly average net assets of the Fund
(net of any fee waivers and reimbursements).

DATED:[  ], 2013

APPENDIX B

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the table below provides information on the persons owning, or beneficially owning, as of record 5% or more of the Fund.

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Class
CORE PLUS FUND INSTITUTIONAL CLASS
	MITRA & CO FBO NJ
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	2,982,445	46.69%
	VALLEE & CO FBO NJ
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	1,361,151	21.31%

	MARIL & CO FBO NJ
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	1,280,088	20.04%

	NFS LLC FEBO
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL; STE 400
	MILWAUKEE WI 53224-3638	738,940	11.57%
CORE PLUS FUND CLASS A
	IATSE GENERAL FUND
	1430 BROADWAY FL 20
	NEW YORK NY 10018-3348	93,965	73.08%

	IATSE LOCAL 27 PENSION FUND
	1422 RQ EUCLID AVE
	CLEVELAND OH 44115-1902	23,481	18.26%

B-1

PROXY

American Independence Funds Trust

American Independence Core Plus Fund

230 Park Avenue, Suite 534

New York, NY  10169

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

August 28, 2013

The undersigned hereby appoints Eric M. Rubin, Theresa Donovan and Susan Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on August 28, 2013, at 230 Park Avenue, Suite 534, New York, NY  10169, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR  ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the New Investment Sub-Advisory Agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR  ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.